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                     MUNIHOLDINGS PENNSYLVANIA INSURED FUND

                   Supplement dated February 18, 1999 to the
                 Preliminary Prospectus dated December 15, 1998

   The preliminary prospectus is supplemented as follows:

   Application has been made to list the Fund's common stock on the American Stock Exchange under the symbol "MPI." Trading of the Fund's common stock on the exchange is expected to begin within two weeks of the date of this prospectus.

Code 19052-0299